Exhibit 32.2


                           SECTION 1350 CERTIFICATION

I, Scott A. Wilson, Chief Financial Officer of Tri City Bankshares Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated: November 12, 2008
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                                             /s/Scott A. Wilson
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                                             Scott A. Wilson
                                             Executive Vice President, Treasurer
                                             (Chief Financial Officer)



A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission upon request. This statement "accompanies" the periodic report to which it relates and shall not be deemed as "filed" as part of the report or otherwise for purposes of the Securities Exchange Act of 1934.